UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): June 21, 2005
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Ex-3.2 Amended and Restated By-Laws

Explanatory Note.
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Chico’s FAS, Inc. with the Securities and Exchange Commission on June 24, 2005 (the “Original 8-K”) and is being filed to refile in full Exhibit 3.2 to correct clerical errors in such Exhibit 3.2. No other changes are being made to the Original 8-K.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits:
     Exhibit 3.2 Amended and Restated By-Laws of Chico’s FAS, Inc.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: May 2, 2006	By: /s/ Michael J. Kincaid

Michael J. Kincaid, Senior Vice President — Finance and Chief Accounting Officer and Assistant Secretary

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INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 3.2	Amended and Restated By-Laws of Chico’s FAS, Inc.

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